March 16, 2014

First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187


 Re:      12b-1 Plan Extension Letter for First Trust Exchange-Traded Fund,
      First Trust Exchange-Traded Fund II, First Trust Exchange Traded Fund III,
       First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund V,
      First Trust Exchange-Traded Fund VI, First Trust Exchange Traded Fund VII,
            First Trust Exchange-Traded AlphaDEX(R) Fund, and First Trust
        Exchange-Traded AlphaDEX(R) Fund II (each a "Trust" and collectively, the "Trusts").


Ladies and Gentlemen:

      It is hereby acknowledged that First Trust Portfolios L.P. serves as the distributor of the shares of each series of the above-referenced Trusts. Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), comprised of various exchange-traded funds (each, a "Fund," and, collectively, the "Funds") set forth on Exhibit A attached hereto, which may be supplemented to add new Funds.

      It is further acknowledged that each Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest ("Shares") of the Funds. Pursuant to the Plan, each Fund may bear a fee not to exceed 0.25% per annum of such Fund's average daily net assets.

      The purpose of this letter agreement is to agree and acknowledge that the Funds shall not pay, and we shall not collect, any fees pursuant to the Plan any time before the date set forth on Exhibit A attached hereto for each Fund.

                                                 Very Truly Yours,

                                                 FIRST TRUST PORTFOLIOS L.P.

                                                 /s/ Mark R. Bradley
                                                 -------------------------------
                                                 Mark R. Bradley
                                                 Chief Financial Officer, Chief
                                                     Operating Officer
AGREED AND ACKNOWLEDGED:

First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II

/s/ James M. Dykas
---------------------------------------
James M. Dykas
Treasurer, Chief Financial Officer and
    Chief Accounting Officer

                                   EXHIBIT A

-------------------------------------------------------------------------------------- -----------------------
FUNDS                                                                                           DATES
-------------------------------------------------------------------------------------- -----------------------
First Trust Exchange-Traded Fund
-------------------------------------------------------------------------------------- -----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                          04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Morningstar Dividend Leaders(SM) Index Fund                                       04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust US IPO Index Fund                                                                 04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                          04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                       04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NYSE Arca Biotechnology Index Fund                                                04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Dow Jones Internet Index(SM) Fund                                                 04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Capital Strength ETF                                                              04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Value Line(R) Equity Allocation Index Fund                                        04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Value Line(R) Dividend Index Fund                                                 04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                    04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                   04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust S&P REIT Index Fund                                                               04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Chindia Index Fund                                                            04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE-Revere Natural Gas Index Fund                                                 04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Water Index Fund                                                              04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Value Line(R) 100 Exchange-Traded Fund                                            04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ(R) ABA Community Bank Index Fund                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                  04/30/15
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange-Traded Fund II
-------------------------------------------------------------------------------------- -----------------------
First Trust STOXX(R) European Select Dividend Index Fund                                      01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                         01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust Dow Jones Global Select Dividend Index Fund                                       01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Global Wind Energy Index Fund                                                 01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Global Engineering and Construction Index Fund                                01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                      01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Global Copper Index Fund                                                      01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Global Platinum Index Fund                                                    01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust BICK Index Fund                                                                   01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ CEA Smartphone Index Fund                                                  01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ Global Auto Index Fund                                                     01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust ISE Cloud Computing Index Fund                                                    01/31/16
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange Traded Fund III
-------------------------------------------------------------------------------------- -----------------------
First Trust Preferred Securities and Income ETF                                               02/28/16
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange-Traded Fund IV
-------------------------------------------------------------------------------------- -----------------------
First Trust North American Energy Infrastructure Fund                                         03/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust Tactical High Yield ETF                                                           03/31/16
-------------------------------------------------------------------------------------- -----------------------




-------------------------------------------------------------------------------------- -----------------------
First Trust Senior Loan Fund                                                                  03/31/16
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange-Traded Fund V
-------------------------------------------------------------------------------------- -----------------------
First Trust Morningstar Managed Futures Strategy Fund                                         04/30/15
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange Traded Fund VI
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ Technology Dividend Index Fund                                             01/31/16
-------------------------------------------------------------------------------------- -----------------------
Multi-Asset Diversified Income Index Fund                                                     01/31/16
-------------------------------------------------------------------------------------- -----------------------
International Multi-Asset Diversified Income Index Fund                                       01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust High Income ETF                                                                   01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust Low Beta Income ETF                                                               01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust NASDAQ Rising Dividend Achievers ETF                                              01/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust Dorsey Wright Focus Five ETF                                                      03/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust RBA Quality Income ETF                                                            03/31/16
-------------------------------------------------------------------------------------- -----------------------
First Trust RBA American Industrial Renaissance(TM) ETF                                       03/31/16
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange Traded Fund VII
-------------------------------------------------------------------------------------- -----------------------
First Trust Global Tactical Commodity Strategy Fund                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange-Traded AlphaDEX(R) Fund
-------------------------------------------------------------------------------------- -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                                                   12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Mid Cap Core AlphaDEX(R) Fund                                                     12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Small Cap Core AlphaDEX(R) Fund                                                   12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Large Cap Value AlphaDEX(R) Fund                                                  12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Large Cap Growth AlphaDEX(R) Fund                                                 12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Multi Cap Value AlphaDEX(R) Fund                                                  12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Multi Cap Growth AlphaDEX(R) Fund                                                 12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                           12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Consumer Staples AlphaDEX(R) Fund                                                 12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Energy AlphaDEX(R) Fund                                                           12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Financials AlphaDEX(R) Fund                                                       12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Health Care AlphaDEX(R) Fund                                                      12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                    12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Materials AlphaDEX(R) Fund                                                        12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Technology AlphaDEX(R) Fund                                                       12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Utilities AlphaDEX(R) Fund                                                        12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Mid Cap Growth AlphaDEX(R) Fund                                                   12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Mid Cap Value AlphaDEX(R) Fund                                                    12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Small Cap Growth AlphaDEX(R) Fund                                                 12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Small Cap Value AlphaDEX(R) Fund                                                  12/31/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Mega Cap AlphaDEX(R) Fund                                                         12/31/15
-------------------------------------------------------------------------------------- -----------------------


First Trust Exchange-Traded AlphaDEX(R) Fund II
-------------------------------------------------------------------------------------- -----------------------
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                          04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Emerging Markets AlphaDEX(R) Fund                                                 04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                            04/30/15
-------------------------------------------------------------------------------------- -----------------------



-------------------------------------------------------------------------------------- -----------------------
First Trust Europe AlphaDEX(R) Fund                                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Latin America AlphaDEX(R) Fund                                                    04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Brazil AlphaDEX(R) Fund                                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust China AlphaDEX(R) Fund                                                            04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Japan AlphaDEX(R) Fund                                                            04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust South Korea AlphaDEX(R) Fund                                                      04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Germany AlphaDEX(R) Fund                                                          04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Canada AlphaDEX(R) Fund                                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Australia AlphaDEX(R) Fund                                                        04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust United Kingdom AlphaDEX(R) Fund                                                   04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Taiwan AlphaDEX(R) Fund                                                           04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Hong Kong AlphaDEX(R) Fund                                                        04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Switzerland AlphaDEX(R) Fund                                                      04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                04/30/15
-------------------------------------------------------------------------------------- -----------------------
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                       04/30/15
-------------------------------------------------------------------------------------- -----------------------